UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of Earliest Event Reported)
April 26, 2017

Merchants Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-11595	03-0287342
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

275 Kennedy Drive South Burlington, Vermont	(802) 658-3400	05403
(Address of principal executive offices)	(Registrant’s telephone number, including area code)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 8.01.                                        Other Events.

On April 26, 2017, Merchants Bancshares, Inc. (“Merchants”)  and Community Bank System, Inc. (“Community Bank System”)  issued a joint press release announcing that they have received regulatory approvals from the Board of Governors of the Federal Reserve System and the Office of the Comptroller of the Currency for the proposed merger.

Community Bank System and Merchants have set Friday, May 12, 2017 as the closing date for the merger, subject to the satisfaction of customary closing conditions.  In light of the foregoing, the deadline for Merchants’ stockholders to elect their form of merger consideration is being extended to May 9, 2017 at 5:00 PM (Eastern time).  Additional information about the election process is set forth in the press release attached hereto as Exhibit 99.1.

Important Information for Investors and Shareholders

Community Bank System has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 containing a proxy statement of Merchants and a prospectus of Community Bank System, and Community Bank System will file other documents with respect to the proposed merger.  A definitive proxy statement/prospectus was mailed to shareholders of Merchants.  Investors and security holders of Merchants are urged to read the proxy statement/prospectus and other documents that were filed with the SEC carefully and in their entirety because they contain important information.  Investors and security holders are able to obtain free copies of the registration statement and the proxy statement/prospectus and other documents filed with the SEC by Community Bank System through the website maintained by the SEC at http://www.sec.gov.  You are also able to obtain these documents free of charge from Merchants at http://www.mbvt.com/ under the heading “Investor Relations” and then “SEC Filings” or from Community Bank System by accessing its website at www.communitybankna.com under the heading of “Investor Relations” and then “SEC Filings & Annual Report.”  Copies of the proxy statement/prospectus can also be obtained, free of charge, by directing a request to Merchants Bancshares, Inc., P.O. Box 1009, Burlington, Vermont 05402, Attention: Investor Relations, Telephone: (800) 322-5222 or to Community Bank System, Inc., 5790 Widewaters Parkway, DeWitt, New York 13214, Attention: Investor Relations, Telephone: (315) 445-2282.

Cautionary Notice Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and is intended to be protected by the safe harbor provided by the same. Forward-looking statements can be identified by the use of the words “anticipate,” “expect,” “intend,” “estimate,” “target,” and words of similar import. Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. Risks and uncertainties to which these statements are subject include, but are not limited to, the following: the timing to consummate the proposed merger; the risk that a condition to closing of the proposed merger may not be satisfied; the parties’ ability to achieve the synergies and value creation contemplated by the proposed merger; the parties’ ability to promptly and effectively integrate the businesses of Community Bank System and Merchants Bancshares, Inc.; the diversion of management time on issues related to the merger; the failure to consummate or delay in consummating the merger for other reasons; changes in laws or regulations; and changes in general economic conditions. For additional information concerning factors that could cause actual conditions, events or results to materially differ from those described in the forward-looking statements, please refer to the factors set forth under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Community Bank System’s most recent Form 10-K report and to Community Bank System’s most recent Form 8-K reports, which are available online at www.sec.gov. No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of Community Bank System or Merchants Bancshares, Inc. Forward-looking statements are made only as of the date of this communication, and neither Community Bank System nor Merchants Bancshares, Inc. undertakes any obligation to update any forward-looking statements contained herein to reflect events or conditions after the date hereof.

Item 9.01.                                        Financial Statements and Exhibits

The following exhibit is included with this report:

(d)   Exhibits.

99.1                           Press Release dated April 26, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

By:	/s/ Richard M. Donovan
Name:	Richard M. Donovan
Title:	Interim Principal Financial Officer, Principal Accounting Officer and Treasurer

Date:  April 26, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 26, 2017